Exhibit 99.2
William Brand Administer Limited
Consolidated Financial Statements

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Sole Directors and Stockholder of
William Brand Administer Limited
We have audited the accompanying consolidated balance sheets of William Brand Administer Limited as of March 31, 2006 and 2005 and the related consolidated statements of operations, stockholders’ equity and cash flows for the years ended March 31, 2006 and 2005. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by the management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of William Brand Administer Limited as of March 31, 2006 and 2005 and the results of its consolidated operations and its cash flows for the years ended March 31, 2006 and 2005 in conformity with accounting principles generally accepted in the United States of America.
PKF
Certified Public Accountants
Hong Kong
December 27, 2006

William Brand Administer Limited
Consolidated Balance Sheets

	As of March	As of March
	31, 2006	31, 2005
	US$	US$

ASSETS
Current assets
Cash and cash equivalents	50,165	142,432
Accounts receivable	1,824,235	1,290,920

Total assets	1,874,400	1,433,352

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Accounts payable	938,855	1,029,595
Accruals	511	511
Amount due to a director (Note 6)	4,244	126
Dividends payable	6,234	2,868

Total liabilities	949,844	1,033,100

Stockholder’s equity (deficit)
Common stock of US$1 par value
- 50,000 shares authorized
- 50,000 shares issued and outstanding	50,000	50,000
Retained earnings	874,556	350,252

Total stockholders’ equity	924,556	400,252

Total liabilities and stockholders’ equity	1,874,400	1,433,352

The accompanying notes are an integral part of these financial statements.

William Brand Administer Limited
Consolidated Statements of Operations

	Year ended	Year ended
	March 31,	March 31,
	2006	2005
	US$	US$
Revenue (Note 2)	9,369,794	11,371,805
Cost of revenue	(7,329,291)	(8,649,385)

Gross profit	2,040,503	2,722,420

Other income	784	933

Expenses
Director’s remuneration	700,000	750,000
General and administrative expenses	16,983	46,523

	716,983	796,523

Income before income tax	1,324,304	1,926,830
Income tax (Note 3)	—	—

Net income	1,324,304	1,926,830

Earnings per share — Basic and diluted (Note 4)	26.49	38.54

The accompanying notes are an integral part of these financial statements.

William Brand Administer Limited
Consolidated Statements of Stockholders’ Equity

	Common stock

	No. of		Retained
	shares	Amount	earnings	Total
		US$	US$	US$

Balance, April 1, 2004	50,000	50,000	113,422	163,422
Net income	—	—	1,926,830	1,926,830
Dividends (Note 5)	—	—	(1,690,000)	(1,690,000)

Balance, March 31, 2005	50,000	50,000	350,252	400,252

Net income	—	—	1,324,304	1,324,304
Dividends (Note 5)	—	—	(800,000)	(800,000)

Balance, March 31, 2006	50,000	50,000	874,556	924,556

The accompanying notes are an integral part of these financial statements.

William Brand Administer Limited
Consolidated Statements of Cash Flows

	Year ended	Year ended
	March 31,	March 31,
	2006	2005
	US$	US$

Cash flows from operating activities
Net income	1,324,304	1,926,830
Changes in operating assets and liabilities
Accounts receivable	(533,315)	(311,974)
Accounts payable	(90,740)	436,156
Accruals	—	1
Amount due to a director	4,118	126

Net cash provided by operating activities	704,367	2,051,139

Cash flows from financing activities
Proceeds from issue of new shares	—	50,000
Payment of dividends to the stockholder	(796,634)	(2,147,133)

Net cash used in financing activities	(796,634)	(2,097,133)

Net decrease in cash and cash equivalents	(92,267)	(45,994)
Cash and cash equivalents, beginning of the year	142,432	188,426

Cash and cash equivalents, end of the year	50,165	142,432

The accompanying notes are an integral part of these financial statements.

William Brand Administer Limited
Notes to Consolidated Financial Statements
1.	CORPORATE INFORMATION AND BASIS OF PRESENTATION AND CONSOLIDATION

For the purpose of the reorganization as detailed below, William Brand Administer Limited (the “Company”) was incorporated on February 13, 2006 in the British Virgin Islands (the “BVI”) as a limited liability company and acts as an investment holding company. The Company has currently a wholly owned subsidiary, William Textiles Limited (“William Textiles”). The Company and William Textiles are collectively termed as the Group hereinafter.

William Textiles was incorporated in the BVI on October 11, 2002 with authorized common stock of US$50,000 divided into 50,000 ordinary shares of US$1 each. At date of inception, 1 share of the common stock was issued to Mr. Huiliang Ren (“Mr. Ren”), the sole stockholder of William Textiles. William Textiles is principally engaged in the distribution of women apparels.

The Company and William Textiles underwent a reorganization (the “Reorganization”) on May 8, 2006 to rationalize their structure. The Company acquired the entire equity interest in William Textiles from Mr. Ren at a consideration of US$1. Mr. Ren is the sole stockholder of the Company.

As the controlling stockholder and the management of the companies comprising the Group before and after the Reorganization are the same, accounting for recapitalization is adopted for the preparation of the accompanying consolidated financial statements. As such, the financial statements are a continuity of William Textiles.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These consolidated financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America (“US GAAP”).

A summary of the Group’s significant accounting policies is as follows:
(a)	Use of estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the amounts reported in the accompanying financial statements and related disclosures. Although these estimates are based on management’s best knowledge of current events and action that the Group may take in the future, actual results could differ from these estimates.

(b)	Foreign currency translation

The Group uses United States Dollars (“US$”) as its functional currency. Transactions denominated in currencies other than US$ are translated into US$ at the applicable rates of exchange prevailing at the dates of the transactions. Monetary assets and liabilities denominated in other currencies are translated into US$ at rates of exchange prevailing at the balance sheet date. Exchange gains or losses arising from foreign currency transactions are included in the determination of net income or loss for the respective period.

William Brand Administer Limited
Notes to Consolidated Financial Statements
2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT’D)
(c)	Impairment of long-lived assets

Long-lived assets are tested for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. The Group recognizes impairment of long-lived assets in the event that the net book values of such assets exceed the future undiscounted cashflows attributable to such assets. During the reporting periods, the Group has not identified any indicators that would require testing for impairment.

(d)	Concentration of credit risk

Financial instruments that potentially subject the Group to significant concentrations of credit risk consist of cash and cash equivalents and accounts receivable. As of March 31, 2006 and 2005, substantially all of the Group’s cash and cash equivalents were held by a major bank located in Hong Kong of which the Group’s management believes are of high credit quality. With respect to accounts receivable, the Group extends credit based on an evaluation of the customer’s financial condition and without requiring collateral. The Group conducts periodic reviews of its customers’ financial condition and customer payment practices to minimize collection risk on accounts receivable.

As of March 31, 2005, the Group had a concentration of credit risk as the total accounts receivable was due from the Group’s single customer that contributed 100% of the Group’s revenue for the year ended March 31, 2005.

As of March 31, 2006, the Group had a concentration of credit risk as the total accounts receivable was due from the Group’s two customers that in aggregate contributed 100% of the Group’s revenue for the year ended March 31, 2006.

(e)	Cash and cash equivalents

Cash equivalents are highly liquid investments and have maturities of three months or less at the date of purchase. As of March 31, 2006 and 2005, the cash and cash equivalents were denominated in US$ and Hong Kong Dollars and are freely convertible into foreign currencies.

(f)	Financial instruments

The carrying amounts of the Group’s financial instruments including cash and cash equivalents, and accounts receivable and payable approximate their fair values due to the short-term maturity of the instruments.

It is the management’s opinion that the Group is not exposed to significant interest, price, credit or foreign currency risks arising from these financial instruments.

William Brand Administer Limited
Notes to Consolidated Financial Statements
2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT’D)
(g)	Income taxes

The Group follows the liability method of accounting for income taxes in accordance with SFAS No. 109 “Accounting for Income Taxes”. Under this method, future tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax balances. Future tax assets and liabilities are measured using enacted or substantially enacted tax rates expected to apply to the taxable income in the years in which those differences are expected to be recovered or settled. The effect on future tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the date of enactment or substantive enactment. A valuation allowance is provided for deferred tax assets if it is more likely than not that the Group will not realize the future benefit, or if the future deductibility is uncertain.

(h)	Revenue recognition

Income from distribution of apparels is recognized when the significant risks and rewards of ownership have been transferred to the buyer at the time when the apparels are delivered to the customers, the sales price is fixed or determinable and collection is reasonably assured.

(i)	Stock-based compensation

During the reporting periods, the Company did not make any stock-based compensation payments.

(j)	Dividends

Dividends are recorded in the Company’s financial statements in the period in which they are declared.

(k)	Off-balance sheet arrangements

The Company does not have any off-balance sheet arrangements.

(l)	Basic and diluted earnings per share

The Company reports basic earnings per share in accordance with SFAS No. 128 “Earnings Per Share”. Basic earnings per share is computed using the weighted average number of shares outstanding during the periods presented. The weighted average number of shares of the Company represents the common stock outstanding during the reporting periods.

William Brand Administer Limited
Notes to Consolidated Financial Statements
2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT’D)
(m)	New accounting pronouncements

In November 2004, the Financial Accounting Standards Board (the “FASB”) issued SFAS No. 151 “Inventory costs — an amendment of ARB No. 43, Chapter 4”. SFAS 151 amends ARB 43, Chapter 4 to clarify that “abnormal” amount of idle freight, handling costs and spoilage should be recognized as current period charges. SFAS 151 is effective for inventory costs incurred during fiscal years beginning after June 15, 2005.

In December 2004, the FASB issued SFAS No. 123R “Share-Based Payment”, which revises SFAS No. 123 “Accounting for Stock Based Compensation” and superseded APB 25. Among other items, SFAS 123R eliminates the use of APB 25 and the intrinsic value method of accounting, and requires companies to recognize in the financial statements the cost of employee services received in exchange for awards of equity instruments, based on the grant-date fair value of those awards. This cost is to be recognized over the period during which an employee is required to provide service in exchange for the award (typically the vesting period). SFAS 123R also requires that benefits associated with tax deductions in excess of recognized compensation cost be reported as a financing cash flow, rather than as an operating cash flow as required under current literature.

SFAS 123R permits companies to adopt its requirement using either a “modified prospective” method, or a “modified retrospective” method.

Under the “modified prospective” method, compensation cost is recognized in the financial statements beginning with the effective date, based on the requirements of SFAS 123R for all share-based awards granted or modified after that date, and based on the requirements of SFAS 123 for all unvested awards granted prior to the effective date of SFAS 123R. Under the “modified retrospective” method, the requirements are the same as under the “modified prospective” method, but this method also permits entities to restate financial statements of previous periods based on proforma disclosures made in accordance with SFAS 123.

In May 2005, the FASB issued SFAS No. 154 “Accounting Changes and Error Corrections”, which changes the requirements for the accounting for and reporting of a change in accounting principle. The statement requires retrospective application to prior period financial statements of changes in accounting principle, unless impracticable to do so. It also requires that a change in the depreciation, amortization, or depletion method for long-lived non-financial assets be accounted as a change in accounting estimate, effected by a change in accounting principle. Accounting for error corrections and accounting estimate changes will continue under the guidance in APB Opinion 20, “Accounting Changes,” as carried forward in this pronouncement. The statement is effective for fiscal years beginning after December 15, 2005.

William Brand Administer Limited
Notes to Consolidated Financial Statements
2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT’D)
(m)	New accounting pronouncements (cont’d)

In November 2005, the FASB issued FSP Nos. FAS 115-1 and 124-1 “The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments”. This FSP addresses the determination as to when an investment is considered impaired, whether the impairment is ‘other-than-temporary’, and the measurement of an impairment loss. The investment is impaired if the fair value is less than cost. The impairment is ‘other-than-temporary’ for equity securities and debt securities that can contractually be prepaid or otherwise settled in such a way that the investor would not recover substantially all of its cost. If ‘other-than-temporary’, an impairment loss shall be recognized in earnings equal to the difference between the investment’s cost and its fair value. The guidance in this FSP is effective in reporting periods beginning after December 15, 2005.

In February 2006, the FASB issued SFAS No. 155 “Accounting for Certain Hybrid Financial Instruments” which amends SFAS No. 133 “Accounting for Derivative Instruments and Hedging Activities” and SFAS No. 140 ”Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities”. SFAS No. 155 simplifies the accounting for certain derivatives embedded in other financial instruments by allowing them to be accounted for as a whole if the holder elects to account for the whole instrument on a fair value basis. SFAS No. 155 also clarifies and amends certain other provisions of SFAS No. 133 and SFAS No. 140. SFAS No. 155 is effective for all financial instruments acquired, issued or subject to a remeasurement event occurring in fiscal years beginning after September 15, 2006. Earlier adoption is permitted, provided the Company has not yet issued financial statements, including for interim periods, for that fiscal year.

The FASB released SFAS No. 156 “Accounting for Servicing of Financial Assets” to simplify accounting for separately recognized servicing assets and servicing liabilities. SFAS No. 156 amends SFAS No. 140 “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities”. SFAS No. 156 permits an entity to choose either the amortization method or the fair value measurement method for measuring each class of separately recognized servicing assets and servicing liabilities after they have been initially measured at fair value. SFAS No. 156 applies to all separately recognized servicing assets and liabilities acquired or issued after the beginning of an entity’s fiscal year that begins after September 15, 2006. SFAS No. 156 will be effective for Snap-on as of December 31, 2006, the beginning of the company’s 2007 fiscal year. The company does not believe the adoption of SFAS No. 156 will have a material impact on the company’s consolidated financial position or results of operations.

In July 2006, the FASB issued FIN 48 “Accounting for Uncertainty in Income Taxes.” This interpretation requires that we recognize in our financial statements, the impact of a tax position, if that position is more likely than not of being sustained on audit, based on the technical merits of the position. The provisions of FIN 48 are effective as of the beginning of our 2007 fiscal year, with the cumulative effect of the change in accounting principle recorded as an adjustment to opening retained earnings.

William Brand Administer Limited
Notes to Consolidated Financial Statements
2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT’D)
(m)	New accounting pronouncements (cont’d)

In September 2006, the FASB issued SFAS No. 157 “Fair Value Measurement”. SFAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. This Statement shall be effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Earlier application is encouraged, provided that the reporting entity has not yet issued financial statements for that fiscal year, including any financial statements for an interim period within that fiscal year. The provisions of this statement should be applied prospectively as of the beginning of the fiscal year in which this Statement is initially applied, except in some circumstances where the statement shall be applied retrospectively.

The FASB released SFAS No. 158 “Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans: an amendment of FASB Statements No. 87, 88, 106, and 132(R)” which requires an employer to recognize the over funded or under funded status of defined benefit and other postretirement plans as an asset or liability in its statement of financial position and to recognize changes in that funded status in the year in which the changes occur through an adjustment to comprehensive income. This statement also requires an employer to measure the funded status of a plan as of the date of its year-end statement of financial position, with limited exceptions. Snap-on is required to initially recognize the funded status of its defined benefit and other postretirement plans as of December 30, 2006.

The Group does not anticipate the adoption of these standards will have a material impact on its consolidated financial statements.
3.	INCOME TAX

The Company and William Textiles were incorporated in the BVI and, under the current laws of the BVI, are not subject to income taxes.

4.	EARNINGS PER SHARE — BASIC AND DILUTED

During the reporting periods, the Company had no dilutive instruments. Accordingly, the basic and diluted earnings per share are the same.

5.	DIVIDENDS

The Company declared dividends of US$16 and US$33.8 per share respectively for the years ended March 31, 2006 and 2005, totally US$800,000 and US$1,690,000 respectively.

William Brand Administer Limited
Notes to Consolidated Financial Statements
6.	AMOUNT DUE TO A DIRECTOR

The amount is interest-free, unsecured and repayable on demand.

7.	RELATED PARTY TRANSACTIONS

Apart from the information disclosed in note 6 to the consolidated financial statements, the Group had no other material transactions with its related parties during the years ended March 31, 2006 and 2005.

8.	POST BALANCE SHEET EVENT

Subsequent to the balance sheet date, the Company’s stockholder entered into an agreement with China Focus Channel Development Co., Ltd, a subsidiary of Sun New Media Inc (“SNMD”) to dispose of all its entire interest in the Company to SNMD. The transaction was completed on September 30, 2006.